SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                              April 30, 2003
______________________________________________________________________________
                     (Date of earliest event reported)


                First Federal Bancshares of Arkansas, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


        Texas                         0-28312                   71-0785261
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



200 West Stephenson, Harrison, Arkansas                          72601
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)


                              (870) 741-7641
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          __________________________________________________________________

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

     Exhibit No.         Description
     ___________         ___________

     99.1                Press Release, dated April 30, 2003


Item 9.   Regulation FD Disclosure (Results of Operations and Financial
          Condition)
          _____________________________________________________________

     On April 30, 2003, First Federal Bancshares of Arkansas, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference. This information, which is required by
Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FIRST FEDERAL BANCSHARES OF
                                ARKANSAS, INC.


                              By:  /s/ Larry J. Brandt
                                  ------------------------------------
                                  Name:  Larry J. Brandt
                                  Title: President and Chief Operating Officer

Date:  April 30, 2003



































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